EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 (File No. 33-79174).




                                          ARTHUR ANDERSEN LLP

San Antonio, Texas
March 26, 1999